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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-k

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 28, 2005

                     PERMA-FIX ENVIRONMENTAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                    1-11596                58-1954497
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        (State or other               (Commission             (IRS Employer
 jurisdiction of incorporation)       File Number)         Identification No.)

 1940 N. W. 67th Place, Suite A, Gainesville, Florida             32653
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       (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (352) 373-4200

                                 Not applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT
ITEM - 5.02(c) APPOINTMENT OF PRINCIPAL OFFICER

        On October 28, 2005, the Board of Directors of the Company elected Larry McNamara into the newly created position of Chief Operating Officer. Mr. McNamara, age 56, will have overall responsibility for the operations of the Company's Nuclear and Industrial segments. Mr. McNamara previously served as the President of our Nuclear Waste Services segment, and as interim head of the Industrial Waste Services segment. A press release dated October 31, 2005, announcing the election, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

         Exhibit Number     Description
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              99.1          Press release dated October 31, 2005

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               PERMA-FIX ENVIRONMENTAL
                                               SERVICES, INC.


                                               By:  /s/ Richard T. Kelecy
                                                    ----------------------------
                                                    Richard T. Kelecy
                                                    Chief Financial Officer

Dated: October 31, 2005